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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported)    January 18, 2000
                                                          ----------------

                    Partners First Receivables Funding, LLC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                    Partners First Credit Card Master Trust
                    ---------------------------------------
                    (Issuer with respect to the Securities)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        333-29495 and 333-29495-01                     52-2072056
        --------------------------        ------------------------------------
         (Commission File Numbers)        (I.R.S. Employer Identification No.)

                                  410-865-8700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



                                            Index to Exhibits appears at page 4.
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Item 5.  Other Events.

         Effective January 31, 2000, The First National Bank of Atlanta, d/b/a Wachovia Bank Card Services ("Wachovia"), will have purchased the credit card accounts of Partners First Holdings, LLC ("PFH") and replaced Harris Bank (NH), National Association as the account originator for the Master Trust. As part of this transaction, Wachovia will assume the obligations of Partners First Receivables Funding, LLC, as Transferor, and the obligations of PFH, as Servicer.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit No.    Document Description
-----------    --------------------

20             Monthly Servicer's Certificate.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                          PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                       (Registrant)


Dates:  January 18, 2000           By:  /s/ Mark J. Norwicz
                                        -------------------
                                   Name:  Mark J. Norwicz
                                   Title: Treasurer



                          PARTNERS FIRST CREDIT CARD MASTER TRUST
                                       (Co-Registrant)


Dates:  January 18, 2000           By:  PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                        (Originator of the Co-Registrant)



                                   /s/ Mark J. Norwicz
                                   -------------------
                                   Name:  Mark J. Norwicz
                                   Title: Treasurer
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INDEX TO EXHIBITS

Exhibit No.  Document Description
-----------  --------------------

20           Monthly Servicer's Certificate.